SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 16, 2003

(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Alamo Pintado Road, Solvang, California	93463

(Address of principal executive offices)	(Zip Code)

(805) 688-6644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statement Pro Forma Financial Information and Exhibits

Item 9. Regulation FD Disclosure

SIGNATURE

EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated July 16, 2003

Item 9. Regulation FD Disclosure

     On July 16, 2003, Harrington West Financial Group, Inc. announced by press release its earnings for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.
	By:	/s/ Craig J. Cerny

Craig J. Cerny Chairman of the Board and Chief Executive Officer
Date: July 16, 2003.